Exhibit 99.2

Portland General Electric

Earnings

Conference call

Second quarter 2020



Cautionary statement

Information Current as of July 31, 2020

Except as expressly noted, the information in this presentation is current as of July 31, 2020 — the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law.

Forward-Looking Statements

Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance; statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the company's integrated resource plan; statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; as well as other statements containing words such as "anticipates," "believes," "intends," "estimates," "promises," "expects," "should," "conditioned upon," and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including reductions in demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the company's generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the company's inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; general economic and financial market conditions; severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, or liability for third party property damage; and cyber security breaches of the company's customer information system or operating systems, which may affect customer bills or other aspects of our operations; and widespread health emergencies or outbreaks of infectious diseases such as the novel coronavirus disease (COVID-19), which may affect our financial position, results of operations and cash flows. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this presentation are based on information available to the company on the date hereof and such statements speak only as of the date hereof. The company expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this presentation, whether as a result of new information, future events, changes in assumptions or otherwise. Prospective investors should also review the risks, assumptions and uncertainties listed in the company's most recent annual report on form 10-K and in other documents that we file with the United States Securities and Exchange Commission, including management's discussion and analysis of financial condition and results of operations and the risks described therein from time to time.

Topics for today's call

Business Update

Maria Pope, President and CEO

- Financial performance
- COVID-19 update
- Strategic initiatives



Financial Update

Jim Lobdell, Senior VP of Finance, CFO and Treasurer

- Second quarter earnings drivers
- Liquidity and financing
- Capital investments
- Outlook for full-year 2020



Q2 2020 financial results

Reaffirming:

- 2020 EPS guidance range of $2.20 to $2.50
- 4% to 6% long-term EPS growth
- 1% long-term load growth
- 5% to 7% long-term dividend growth



2020
$39
$0.43
Net income
(in millions)
Diluted earnings
per share (EPS)
$25
$0.28
2019
$0.91
$0.43
$0.86 to $1.16*
Q1
Q2
Q3
Q4
$0.82
$0.28
$0.61
$0.68
Q1
Q2
Q3
Q4
2020 Diluted EPS
Guidance Range: $2.20 to $2.50
2019 Diluted EPS
$2.39

*Estimates based on 2020 guidance range of $2.20 - $2.50 per diluted share

Q2 COVID-19 update

Economic impacts

- Unemployment rate in PGE's service territory spiked from 3.0% in March to 13.8% in April and has begun to recover at 11.1% in June
- Phased approach to reopening by county

Support for customers

- Providing flexible payment options, pausing service disconnections and late-fees

Load impacts

- Strong residential loads, increased weather-adjusted 7%
- Industrial load grew weather-adjusted 3%, driven by high tech manufacturing
- Commercial loads declined weather-adjusted 16%, primarily driven by: hospitality, government, education and office buildings

Strategic initiatives are on track





Capital projects

- The 300 MW wind portion of the Wheatridge Renewable Energy Facility is on track for completion by December 2020
- The Integrated Operations Center is on track for completion by the end of 2021

2019 Integrated Resource Plan

- Acknowledged by written order from the OPUC on May 6, 2020
- Partnering with Douglas County PUD for up to 160 MW of capacity from emissions-free hydroelectric power
- Planning to issue one or more RFPs for new, non-emitting resources
- Filing an IRP update in 2020

Second quarter 2020 earnings bridge


$0.28
$0.01
$0.05
$0.08
$0.01
$0.01
$0.03
$0.43
Q2 2019 EPS
Retail revenue
Net variable power costs
Operating and maintenance expense
Depreciation and amortization expense
Other
PTCs
Q2 2020 EPS

Values shown represent diluted earnings per share

Liquidity and financing

Total Liquidity

$977m


Cash
$303m
Letters of Credit
$174m
Revolving Credit Facility
$500m

Credit Ratings	S&P	Moody's
Senior secured	A	A1
Senior unsecured	BBB+	A3
Commercial paper	A-2	Prime-2
Outlook	Positive	Stable

2020 Actual and Planned Finance Activity	Q1	Q2	Q3	Q4
Long-term debt issuances	N/A	$200m	N/A	Up to $190m
364-day term loan	N/A	$150m	N/A	N/A
Pollution Control Revenue bonds	$21m	N/A	N/A	N/A

Capital investments*

Outlook:

- 2020 capital plan on schedule, previously reduced in response to COVID-19 and economic conditions
- Updating and replacing aging generation, transmission and distribution equipment
- Building a smarter, more resilient grid



Ongoing capital expenditures
Wheatridge Renewable Energy Facility
Integrated Operations Center
$740m
$70m
$550m
$565m
$100m
$450m
$500m
$500m
$500m
2020
2021
2022
2023
2024

*Capital expenditures for 2020 through 2024 exclude allowance for funds used under construction.

2020 earnings guidance

2020 EPS Guidance of $2.20 - $2.50

- Revised annual retail deliveries from a decrease of 1% to 2%, weather adjusted, to flat energy deliveries, weather adjusted, year over year. This upward revision reflects stronger residential and industrial demand offset by a decline in commercial deliveries
- Net variable power costs for the year ending December 31, 2020 forecasted to be below the power cost adjustment mechanism baseline, but within the established deadband range
- Average hydro conditions for the year
- Wind generation based on five years of historical levels or forecast studies when historical data is not available
- Normal thermal plant operations
- Operating and maintenance expense between $570 million and $590 million, which includes a full-year forecasted bad debt expense of $15 million due to moratoriums on collection activities and customer disconnects
- Depreciation and amortization expense between $410 million and $430 million